SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                   1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

     ------------------------------------------------------------------------
                                PAGES, INC.
     ------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
 [X] $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14-a(6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and  0-11.
     1)   Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     4)   proposed maximum aggregate value of transaction.

     -------------------------------------------------------------------------

     5)   Total fee paid:

     -------------------------------------------------------------------------

 [ ] Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:

     -------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     3)   Filing Party:

     -------------------------------------------------------------------------

     4)   Date Filed:

     -------------------------------------------------------------------------

                               June 7, 1996



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Pages, Inc. on Tuesday, July 23, 1996. The meeting will begin at 2:00 P.M. at 801 94th Avenue North, St. Petersburg, Florida.

      Information regarding the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully.

      Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

      We look forward to seeing you in St. Petersburg, Florida on July 23, 1996.

                                   Very truly yours,

                                   /s/ S. Robert Davis
                                   -------------------------
                                   S. Robert Davis, Chairman

                                PAGES, INC.
                           801 94th Avenue North
                       St. Petersburg, Florida 33702

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        to be Held on July 23, 1996

To the Stockholders of PAGES, INC.:

      Notice is hereby given that the Annual Meeting of Stockholders of Pages, Inc. (the "Company") will be held at 801 94th Avenue North, St. Petersburg, Florida on July 23, 1996 at 2:00 P.M., Eastern Standard Time, to consider and take action on the following matters:

     1. To elect four Directors to serve on the Board of Directors of the Company for one year and until their successors are duly elected and shall qualify.

     2. To consider and act upon a proposal to increase the aggregate number of shares for which options may be granted under the Company's 1993 Incentive Stock Option Plan from 187,500 to 537,500 shares.

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on June 6, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders entitled to notice of and to vote at the meeting may be examined at the executive offices of Pages, Inc. at 801 94th Avenue North, St. Petersburg, Florida 33702.

      So that we may be sure your vote will be included, please date, sign and return the enclosed proxy promptly. For your convenience, a postage
paid return envelope is enclosed for your use in returning your proxy.   If you
attend the meeting, you may revoke your proxy and vote in person.

                                   By Order of the Board of Directors


                                   /s/Charles R. Davis
                                   ---------------------------
                                   Charles R. Davis, Secretary

June 7, 1996

                                PAGES, INC.

                              PROXY STATEMENT
                    For Annual Meeting of Stockholders
                        To be Held on July 23, 1996


                                  SUMMARY

      This Proxy Statement is furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of Pages, Inc. (the "Company") for use at its Annual Meeting of Stockholders to be held on July 23, 1996 at 2:00 P.M. at the Company's principal executive offices at 801 94th Avenue North, St. Petersburg, Florida 33702, as set forth in the
accompanying  Notice  of  Annual  Meeting  of  Stockholders  and   at   any
adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to Stockholders on or about June 7, 1996.

     The Annual Meeting has been called to consider and take action on the election of four Directors to serve on the Board of Directors of the Company for one year and until their successors have been duly elected and shall qualify and to consider and act upon a proposal to increase from 187,500 to 537,500 the aggregate number of shares for which options may be granted under the Company's 1993 Incentive Stock Option Plan.

      The close of business on June 6, 1996, has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof (the "Record Date"). The stock transfer books will not be closed.


                  SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof.

      As of the Record Date, there were 5,462,153 shares of the Company's Common Stock, $.01 par value ("Common Stock") issued and outstanding, (exclusive of 298,713 shares held in treasury). As of the Record Date, all of the present directors and executive officers of the Company, a group of
seven  persons, owned beneficially 1,380,094 shares of Common  Stock.   The
Company believes that such officers and directors intend to vote their shares of Common Stock for each of the nominees to be elected as Directors named in this Proxy Statement.

      To be elected, the nominees to be selected as Directors named in this Proxy Statement must receive a plurality of the votes cast by the Common Stock entitled to vote. The proposal to increase the aggregate number of shares for which options may be granted under the 1993 Incentive Stock Option Plan is approved if the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy vote in favor of the proposal. With respect to voting on the election of directors and to the proposal to increase the aggregate number of shares for which options may be granted under the 1993 Incentive Stock Option Plan, the presence in person or by proxy, of a majority of the issued and outstanding shares of Common Stock constitutes a quorum at the meeting.

     Proxies given by Stockholders for use at the meeting may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the Company in writing or at the meeting or by delivering to
the   Company  a  later  appointment  which  supersedes  the  earlier  one.
Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

      ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED IN SUCH PROXIES. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

      The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.


                               VOTING RIGHTS

     Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof. On the Record Date, the Company had 5,462,153 shares of Common Stock outstanding and entitled to vote on all matters properly brought before the meeting. Each Common Share of record as of the Record Date is entitled to one vote in all matters properly brought before the meeting.


                              STOCK OWNERSHIP

      The shares of Common Stock constitute the only voting securities of the Company. The table below sets forth information, to the best of the Company's knowledge, with respect to the total number of shares of the Company's Common Stock beneficially owned by each named Executive Officer, Director, nominee for Director, beneficial owner of more than five percent of the Common Stock, and all Directors, and executive officers as a group, as reported by such person, as of the Record Date. The table below also sets forth as to each holder the percent of the class represented by such Common Stock. The Company believes that each individual or entity named has sole investment and voting power with respect to the Common Stock indicated as beneficially owned by them, except as otherwise noted.

                                              Amount and
                                                Nature
                                                  of       Percent
Name and Address                              Beneficial      of
                                               Ownership    Total1

S. Robert Davis                                1,336,259 2    23.1%
801 94th Avenue North
St. Petersburg, Florida  33702

Charles R. Davis                                 687,003 3    11.7%
801 94th Avenue North
St. Petersburg, Florida  33702

Juan F. Sotos, MD                                 57,812 4     1.1%
4400 Squirrel Bend
Columbus, Ohio  43220

Robert J. Tierney                                  2,760         *
1905 Olentangy Blvd.
Columbus, Ohio  43214

Randall J. Asmo                                   35,625 5       *
5720 Avery Road
Dublin, Ohio  43016

All executive officers and                     2,119,895      33.6%
directors a group (7 persons)6

*Less than 1%
____________________

1      Based  upon 5,462,153 shares of Common Stock outstanding as  of  the
 Record Date (exclusive of 298,713 shares held in treasury), plus, as to each person listed, that portion of the 1,831,709 unissued shares of Common Stock subject to outstanding options which may be exercised by such person within the next 60 days and, as to all executive officers and directors as a group, unissued shares of Common Stock as to which the members of the group have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.
2     Includes 16,000 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership and includes 317,187 unissued shares of Common Stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.
3      Includes 781 shares owned by Mr. Davis' wife and 4,474 shares  owned by
 Mr. Davis' children as to which Mr. Davis disclaims beneficial ownership and includes 394,490 unissued shares of Common Stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.
4      Consists of shares of Common Stock held jointly by Dr. Sotos and his wife, as to which Dr. Sotos exercises shared voting and investment power.
5      Includes 28,125 unissued shares of Common Stock as to which Mr. Asmo has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.
6      The  number  of  shares of Common Stock beneficially  owned  by  all executive officers and directors as a group includes all shares of Common Stock listed in the foregoing table, plus 436 shares of Common Stock owned by Tamara L. Zeph, an officer of the Company. William L. Clarke, an officer of the Company does not own stock of the Company.


                     DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information concerning the directors and executive officers of the Company.

        Name              Age               Position 1

S. Robert Davis 2,3       57    Chairman of the Board, President,
                                Assistant Secretary, and Director
Charles R. Davis 2        34    Executive Vice President,
                                Secretary, and Director;
                                President of Clyde A. Short
                                Company, Inc.
Randall J. Asmo           31    Vice President
William L. Clarke         59    Senior Vice President; President
                                and Chief Executive Officer,
                                School Book Fairs, Inc.
Tamara L. Zeph            32    Chief Financial Officer and Treasurer
Juan F. Sotos, M.D. 3,4   68    Director
Robert J. Tierney 3,4     48    Director
___________________
1 All positions are those held with Pages, except as otherwise indicated. 2 S. Robert Davis and Charles R. Davis are father and son.
3  Member of the Audit Committee.
4  Member of the Executive Compensation Committee.

      Executive officers serve at the pleasure of the Board of Directors. Directors are elected at the Annual Meeting of Stockholders to serve for one year and until their respective successors are duly elected and qualified.


Business Experience Of Directors And Executive Officers

      S. Robert Davis was elected a director and Chairman of the Board in March, 1990, and Assistant Secretary in May, 1992. Prior to his election to the Board of Directors, he served as Assistant to the President from January, 1988, to March, 1990, on a part-time basis. Additionally, during the past five years, Mr. Davis has operated several personal business enterprises.

      Charles R. Davis became a director of the Company in December, 1983. He was elected as Vice President of the Company in April, 1986 and served as Secretary and Assistant Treasurer of the Company from January, 1984
until  April,  1986.   In  September, 1989, Mr.  Davis  was  again  elected
Secretary of the Company and, in July, 1991, he was elected Executive Vice President of the Company. In September, 1992, Mr. Davis was elected
President of Clyde A. Short Company, Inc., a subsidiary of the Company. Additionally, during the past five years, Mr. Davis has operated several personal business enterprises.

      William L. Clarke was elected Senior Vice President in May, 1996. Shortly before this election, he joined School Book Fairs, Inc. as President and Chief Executive Officer. Prior to that time, he was president of Clarke & Associates, a management consulting firm. Mr. Clarke's background also includes twelve years as partner of Deloitte & Touche LLP and Ernst & Young LLP in the national retail practice.

      Tamara L. Zeph was elected Treasurer and Chief Financial Officer of the Company in May, 1996. Prior to that time, she served as Vice President of Finance of School Book Fairs, Inc., a wholly owned subsidiary of the Company. She has held financial positions with increased responsibility at School Book Fairs, Inc. since January, 1993. Except for an eleven month leave of absence, Ms. Zeph was an auditor with Arthur Andersen & Co. from June, 1986 until December, 1992.

      Randall J. Asmo was elected Vice President in September, 1992. Prior to that time, he served as Assistant to the President from February, 1990 to September, 1992. Additionally, since October, 1987, Mr. Asmo has served as Vice President of Mid-States Development Corp., a privately-held real estate development and leasing company, as Vice President of American Home Building Corp., a privately-held real estate development company, and an officer of several other small business enterprises.

      Juan  F. Sotos, M.D. was elected as a director on December 22,  1992.
Dr. Sotos has been a Professor of Pediatrics at the Ohio State University College of Medicine since 1962 and also serves as Chief of Endocrinology and Metabolism at Children's Hospital in Columbus, Ohio.

      Robert J. Tierney was elected as a director on October 21, 1992. Dr. Tierney currently serves as the Chairperson of the Ohio State University Department of Education Theory and Practice. Dr. Tierney is also active in education research and has served as a Professor at Ohio State University since 1984.


                             THE BOARD OF DIRECTORS

      The Company's Bylaws provide that the number of Directors which shall constitute the whole Board of Directors shall be as from time to time determined by resolution of the Board of Directors, but the number shall not be less than three. The Board of Directors currently consists of five members, but a vacancy was created in April, 1996 upon the resignation of Richard A. Stimmel. The Board of Directors has not had adequate time to consider a replacement for Mr. Stimmel and has not nominated a person to fill that vacancy. Proxies cannot be voted for a greater number of persons than the nominees named. The Board of Directors held five meetings during the fiscal year ended December 31, 1995.

      There are no material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Committees of the Board of Directors

      Audit  Committee.   The  Audit Committee is  responsible  for  making
recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviews the scope of the annual audit, audit fees, and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies and internal
accounting   controls,   and  procedures  for  preparation   of   financial
statements. Dr. Sotos, and Messrs. Tierney and S. Robert Davis are members of such Committee. The Committee met three times during the fiscal year ended December 31, 1995.

       Executive   Compensation  Committee.   The  Executive   Compensation
Committee approves the compensation for executive employees of the Company.
Dr. Sotos, and Mr. Tierney are members of such Committee. The Committee met two times during the fiscal year ended December 31, 1995.

      The Company has no nominating committee or any committee performing a similar function.

                   SECTION 16(a) REPORTING DELINQUENCIES

      Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1995, Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1995 and written representations received by the Company, no person who, at any time during the fiscal year ended December 31, 1995 was a director, officer or beneficial owner of more than ten percent of the common stock failed to file on a timely basis reports required by section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years except to the extent reported in Proxy Statements for prior fiscal years.

             COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director Compensation

      Each director who is not an officer of the Company receives a fee of $1,100 for attendance at each Board meeting, a fee of $550 for attendance at each telephonic Board meeting, and a fee of $500 for attendance at each meeting of a Board committee of which he is a member. Directors who are also officers of the Company receive no additional compensation for their services as directors. Mr. Davis' compensation as Chairman of the Board is set forth under "Executive Compensation" below.

Executive Compensation

      The following table shows, for the fiscal years ended December 31, 1995 and 1994 and 1993, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's Chairman and each of its executive officers other than the Chairman (the Company had a total of only four executive officers during fiscal year ended December 31, 1995, including the Chairman) who served as such at the end of the last fiscal year (the "Named Executive Officers") in the principal capacity in which they served.

                    Summary Compensation Table

                                                                           Long-term
                                 Annual Compensation                      Compensation
                           -----------------------------------------    ----------------
                                                                        Number of Shares
  Name and                                              Other Annual       Underlying        All Other
Principal Position           Year     Salary    Bonus   Compensation    Options Awarded     Compensation
- -------------------------  --------  --------   -----   ------------    -----------------   ------------
S. Robert Davis,           12/31/95  $183,500    $0       $209,368             0                $0
Chairman                   12/31/94   185,000     0           0                0                 0
                           12/31/93   185,000     0           0                0                 0

Richard A. Stimmel,        12/31/95   158,180     0        349,719             0                 0
President 2                12/31/94   160,000     0           0                0                 0
                           12/31/93   160,000     0           0                0                 0

Charles R. Davis,          12/31/95   147,896     0        103,389             0                 0
Executive Vice President   12/31/94   153,024     0           0                0                 0
                           12/31/93   140,000     0           0                0                 0

Randall J. Asmo,           12/31/95    60,000     0           0              10,500 3            0
Vice President             12/31/94    27,185     0           0                0                 0
                           12/31/93    12,346     0           0              10,000              0

______________

1   Represents  solely stock options.  No stock appreciation rights  (SARs)
 have been granted. Stock options granted to the Named Executive Officers, by their terms, automatically adjust to reflect certain changes in the
 outstanding  shares  of  Common Stock, including stock  dividends.   Stock
 options previously granted to Named Executive Officers, by their terms, automatically adjust to reflect changes in the outstanding shares of Common Stock of the Company, including stock dividends.
2   Mr. Stimmel resigned as an officer and director in April, 1996.
3 3,000 options granted to Mr. Asmo were in conjunction with a repricing of
 options  granted under the 1993 Incentive Stock Option Plan.   See  "Stock
 Options and Stock Option Plans," below.

Option Grants in Last Fiscal Year

    The following table sets forth information with respect to grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 1995. All such options were granted under the 1993 Incentive Stock Option Plan:

               Individual Grants
               -----------------
                                 % of Total                               Potential Realizable Value
                     Number of   Options                                  at Assumed Annual Rates
                     Securities  Granted to                               of Stock Price
                     Underlying  Employees                                Appreciation for Option
                     Options     in Fiscal     Excersise Expiration       Term
                                                                          --------------------------
   Name              Granted     Year          Price     Date                  5%          10%
- -----------------    ----------  ----------   -------    ----------       ----------    ---------
Randall J. Asmo 1      3,000      2%           $2.69     09/29/01            $2,745     $ 6,226
Randall J. Asmo        7,500      5%           $2.57     11/13/01             6,555      14,862


1 The options granted to Mr. Asmo were in conjunction with the repricing and cancellation of options to purchase 10,000 shares at an exercise price of $10.88 per share.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End  Option
Value

      The following table sets forth the aggregate option exercises during the fiscal year ended December 31, 1995 and the value of unexercised options held by the named Executive Officers as of the end of the year.

                      Number of     Number of Shares Underlying        Value of Unexercised
                      Shares        Unexcercised Options               In-the Money Options
                      Acquired on   at Fiscal Year End                 at Fiscal Year End 1
                                    ---------------------------        ---------------------------
Name                  Exercise 2    Exercisable  Unexercisable         Excercisable  Unexercisable
- -------------------   ------------  -----------  --------------        ------------  -------------
Richard A. Stimmel    153,685        579,622          --                 $369,005          0
S. Robert Davis       114,185        462,872          --                 $271,192          0
Charles R. Davis       46,053        535,115          --                 $355,876          0
Randall J. Asmo          0            28,125        10,500               $  9,844          0

___________________


1 The value of unexercised in-the-money options at year end represents the difference between the fair market value of the shares of Common Stock of the Company underlying the options on December 31, 1995, and the exercise price of the options.
2  Mr. Stimmel resigned as an officer and director in April, 1996.

Employment Agreements

      None of the Named Executive Officers have employment agreements with the Company.

Stock Option Plans

     In November, 1993, the Company adopted the 1993 Incentive Stock Option Plan, which provides for the issuance by the Company, at the discretion of a committee of the Company's Board of Directors currently consisting of Messrs. Sotos, and Tierney, of up to 187,500 Common Stock to key employees of the Company. It is intended that options issued under the 1993 Stock Option Plan qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. As of June 6, 1996, options to purchase a total of 422,625 shares of Common Stock issued under the 1993 Stock Option Plan were outstanding. See also, "Proposal to Increase the Aggregate Number of Shares for Which Options may be Granted Under the Company's 1993 Incentive Stock Option Plan."

      During 1995, pursuant to a repricing of options issued under the 1993 Incentive Stock Option Plan by employees, the Company canceled options held by Randall J. Asmo to purchase 10,000 shares at an exercise price of $10.88 per share and granted to Mr. Asmo options to purchase 3,000 shares at an exercise price of $2.69 per share, the then current market price of the
shares.   Such options were repriced to reflect the lower trading price  of the
Company's Common Stock and in each case reflected a decrease in the number of shares subject to the options.

      The following table sets forth information with respect to the repricings of options held by any executive officer during the last ten completed fiscal years:

                          Number of   Market                           Length of
                          Securities  Price of   Exercise              Original Option
                          Underlying  Stock at   Price at   New        Term Remaining
                          Options     Time of    Time of    Exercise   at Date of
 Name             Date    Repriced    Repricing  Repricing  Price      Repricing
- ---------------  -------  ----------  ---------  ---------  --------   ---------------
Randall J. Asmo  9/29/95  10,000 1     $2.69      $10.88     $2.69     approx. 4 yrs
Tamara  L. Zeph  9/29/95   1,000 2     $2.69      $10.88     $2.69     approx. 4 yrs

___________________

1 As part of the repricing, the number of shares of Common Stock underlying the option was reduced from 10,000 to 3,000.
2 As part of the repricing, the number of shares of Common Stock underlying the option was reduced from 1,000 to 300.

The  foregoing  was  approved by the members of the Executive  Compensation
Committee  (the  "Committee") of the Board of Directors:   Juan  F.  Sotos,
M.D., and Robert J. Tierney.

      From time to time for more than 10 years, the Company has issued to employees, including officers, options to purchase Common Stock under an informal, non-qualified plan. In some cases, such options were issued in lieu of cash compensation. As of June 6, 1996, options of this type held by employees to purchase 1,159,084 shares of Common Stock are outstanding at exercise prices ranging from $0.80 to $11.75 per share which were (adjusted for previous stock dividends) equal to the mean between the bid and ask price of the Common Stock on the date the options were granted.

Compensation Committee Interlocks and Insider Participation

      Mr. Stimmel, Dr. Sotos and Mr. Tierney, directors of the Company, served as the Executive Compensation Committee during the fiscal year ended December 31, 1995. Mr. Stimmel was an officer and employee of the Company during the fiscal year ended December 31, 1995. Neither Dr. Tierney nor Dr. Sotos serve or have served as an employee of the Company or any of its subsidiaries. None of such persons serve on the board of directors of any other public company.

Executive Compensation Committee's Report on Executive Compensation

      The Committee has designed its executive compensation policies to provide incentives to its executives to focus on both current and long-term Company goals, with an overriding emphasis on the ultimate objective of enhancing Stockholder value. The Committee has followed an executive compensation program, comprised of cash and equity-based incentives, which recognizes individual achievement and encourages executive loyalty and
initiative.   The Committee considers equity ownership to be  an  important factor in providing executives with a closer orientation to the Company and its stockholders. Accordingly, the Committee encourages equity ownership by its executives through the grant of options to purchase Common Stock. Similarly, the Committee believes the Company's 1993 Incentive Stock Purchase Plan encourages employees to build a meaningful stake in the Company, further aligning their interests with those of the stockholders.

       The   Committee  believes  that  providing  attractive  compensation opportunities is necessary to assist the Company in attracting and retaining competent and experienced executives. Base salaries for the
Company's   executives,  and  the  executives  employed  by  the  Company's subsidiaries, have historically been established on a case-by-case basis by the Board of Directors, based upon current market practices and the
executive's   level  of  responsibility,  prior  experience,   breadth   of
knowledge, and salary requirements. Since its appointment in March, 1993, the Committee has carried forward those policies. The base salaries of executive officers have historically been reviewed annually by the Board of Directors and are now reviewed annually by the Committee. Adjustments to such base salaries have been made considering: (a) historical compensation levels; (b) the overall competitive environment for executives; and (c) the level of compensation necessary to attract and retain executive talent. Stock options have historically been awarded upon hiring, promotion, or based upon merit considerations. As the value of a stock option is directly related to the market price of the Company's Common Stock, the Board of Directors believes the grant of stock options to executives encourages executives to take a view toward the long-term performance of the Company. Other benefits offered to executives are generally the same as those offered to the Company's other employees.

     The Committee utilized the same policies and considerations enumerated above with respect to compensation decisions regarding the Company's President (its chief executive officer), Richard A. Stimmel. Mr. Stimmel's 1995 base salary was determined primarily by reference to his historical compensation, his level of responsibility, his historical performance, and
the  Company's  desire  to  retain his continued  service.   The  Committee
believes  its  compensation policies with respect to its President  promote
the   interests  of  the  Company  and  its  Stockholders  through  current motivation of the President coupled with an emphasis on the Company's long-term success.

      The foregoing was approved by the members of the Committee: Juan F. Sotos, M.D., and Robert J. Tierney.

                             Performance Graph

      The following line graph compares the yearly change in the Company's total return to its Stockholders as compared to total return of the Center for Research in Securities Prices Total Return Index for the NASDAQ Stock Market (U.S.) and the Standard & Poors Publishing Group, assuming a common starting point of 100 for the five-year period from December 31, 1990, to December 31, 1995. Total Stockholder return for the Company, as well as for the Indexes, was determined by adding (a) the cumulative amount of dividends for a given year (assuming dividend reinvestment), and (b) the difference between the share price at the beginning and at the end of the year, the sum of which is then divided by the share price at the beginning of such year.




COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG PAGES, INC, NASDAQ NMS COMP,
 AND S&P PUBLISHING


Fiscal Year Covered            Pages, Inc.    NASDAQ Comp    S&P Publishing
Measurement Point 12/31/90        100.00          100.00        100.00

12/31/91                          147.37          157.26        123.14
12/31/92                          326.32          181.97        143.80
12/31/93                          565.79          208.03        182.57
12/31/94                          236.84          202.97        175.89
12/31/95                           85.53          285.26        226.67


Adjusted to give effect to five-for-four stock dividends in each of April, 1990 and October, 1993

        ELECTION OF FOUR DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL
         THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY

     The Board of Directors has concluded that the re-election of S. Robert Davis, Charles R. Davis, Juan F. Sotos, M.D. and Robert J. Tierney as Directors is in the best interests of the Company and recommends their
election.   The Board of Directors has a conflict of interest with  respect to such nomination. The Board of Directors has not nominated a person to replace the director seat vacated by Mr. Stimmel's resignation in April, 1996. Biographical information concerning Messrs. S. Robert Davis, Charles R. Davis, Tierney and Dr. Sotos can be found under "Directors and Executive Officers."

      Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed
herein.   Although  the  Board  of  Directors  of  the  Company  does   not
contemplate that any of such nominees will be unable to serve, if such a situation exists prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

      The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above. Unless indicated to the contrary, the enclosed Proxy will be noted "FOR" such nominees.


                         PROPOSAL TO INCREASE THE
                      AGGREGATE NUMBER OF SHARES FOR
                  WHICH OPTIONS MAY BE GRANTED UNDER THE
                COMPANY'S 1993 INCENTIVE STOCK OPTION PLAN

      The  Board  of  Directors unanimously recommends that  the  Company's
Stockholders consider and approve a proposal to increase the aggregate number of shares of Common Stock for which options may be granted under the Company's 1993 Incentive Stock Option Plan (the "Plan") from 187,500 to 537,500.

     The Plan initially provided for the issuance of options to purchase up to an aggregate of 150,000 shares of Common Stock to employees of the
Company.   Pursuant to a subsequent five for four stock dividend  occurring in
October, 1993, the number of options to purchase shares under the Plan increased from 150,000 to 187,500. As of June 6, 1996, there were outstanding options under the Plan to purchase an aggregate of 422,625 shares of Common Stock with a market value of $1,003,734, options to purchase 364,500 of which are subject to the approval of the Company's stockholders of the proposal described herein. Of the number of options granted under the Plan, Mrs. Zeph, Treasurer and Chief Financial Officer of the Company holds options to purchase 31,300 shares, Mr. Clarke, President and Chief Executive Officer of School Book Fairs, Inc., holds options to purchase 75,000 shares, Mr. Asmo, Vice President of the Company, holds options to purchase 25,500 shares, all current executive officers as a group hold options to purchase 131,800 shares and all employees who are not
executive  officers hold options to purchaes 290,825 shares.   The  current
directors of the Company hold no options under the Plan.

      The purpose of the Plan is to strengthen the ability of the Company and its subsidiaries to attract and retain well-qualified employees, to furnish additional incentive to those persons responsible for the success of the Company, and thereby to enhance Stockholder value. As of June 6, 1996, approximately 262 employees of the Company and its subsidiaries, including all directors other than Dr. Sotos and Mr. Tierney, were eligible to participate in the Plan.

      The Board of Directors believes that the number of shares of Common Stock for which options may be granted under the Plan is insufficient to meet the Company's needs to attract and retain qualified personnel and to continue to provide incentives to employees. In addition, the granting of options fosters the interests of both the recipients and the Company's stockholders, in that the recipients have an incentive to maximize the value of the Company to its stockholders. Therefore, the stockholders of the Company are being asked to consider and vote for a proposal to increase the aggregate number of shares for which options may be granted under the Plan from 187,500 to 537,500.

      Shares issued under the Plan may be either authorized and unissued shares or treasury shares. Shares covered by options which cease to be exercisable in whole or in part will again be available for the granting of
options.   The Plan provides that the number of shares subject to the  Plan and the number of shares covered by and the exercise price of outstanding option agreements are subject to appropriate adjustment in the case of any stock dividends, recapitalization, reorganization, split-up, combination, or exchange of shares, or other forms of reorganization or transactions.

     The Plan is to be administered under the general direction and control of the Board of Directors of the Company. The Board of Directors is to appoint a committee of at least two directors (a "Committee"), each of which must be a "disinterested person" as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or regulation, to administer the Plan.

      There is no limit on the number of options that can be granted to any one employee under the Plan. However, to the extent the aggregate fair market value (determined as of the time the option is granted) of the
Common  Stock  for  which  any  employee  is  granted  options  which   are
exercisable for the first time by such employee during any calendar year under the Plan and any other "Incentive Stock Option Plan" (as such term is defined in Section 422 of the Internal Revenue Code) of the Company exceeds $100,000, the excess options shall be treated as options which are not incentive stock options.

      Under the terms of the Plan, options may be granted to employees, including officers of the Company or any subsidiary of the Company. Directors of the Company who are also employees of the Company or one of its subsidiaries are eligible to receive options, and in that respect, have a conflict of interest with this proposal.

      Options may be granted for terms not to exceed 10 years from the date of grant, except that options granted to an employee who, at the time of such grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the company or of any subsidiary of the Company (a "ten percent Stockholder") may not be exercisable after the expiration of five years after the date the option is granted. The option price must be not less than one hundred percent of the fair market value of the Company's common Stock at the time of the granting of the option, except in the case of a ten percent Stockholder, in which case the option price must be at least one hundred ten percent of the fair market value of the stock at the time of grant. The fair market value of the Company's Common Stock is to be determined by the Committee.

     The Plan provides that the purchase price for shares acquired pursuant to exercise of options under the Plan must be paid in full in cash at the time of exercise, but the Board of Directors of the Company, at its option, may permit payment with Common Stock of the Company held by the optionee for more than six months and having a fair market value equal to the purchase price.

      Optionees may not exercise any part of any option granted under the Plan unless the optionee has been in the continuous employment of the Company or of a subsidiary of the Company at all times from the date of the grant of the option until the date three months prior to the date of exercise, except as described below. Such employment must be at least one year before an option can be exercised. The Committee may prescribe a longer time period before an option may be exercised by an optionee and the Option Agreement may provide for exercise in installments of the option.

      If an optionee dies (i) while an employee of the Company or a subsidiary of the Company, or (ii) within three months after termination of his employment with the Company or a subsidiary of the Company because of his disability, all options which are exercisable at the time of his death and during the three month period after his death may be exercised by the person or persons to whom the optionee's right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, but not later than 10 years after the date of grant of the option (five years in the case of a ten percent Stockholder) or three months after the optionee's death, whichever date is earlier.

      If an optionee's employment by the company or a subsidiary of the Company terminates because of his disability and such optionee remains living for at least three months following such termination, he may exercise all options which are exercisable on the date of termination and during the three month period after his termination at any time or from time to time, but not later than 10 years after the date of the grant of the option (five years in the case of a ten percent Stockholder) or three months after termination of employment, whichever date is earlier.

      If an optionee's employment terminates by reason of his retirement in accordance with the terms of the Company's tax qualified retirement plans, if any, or with the consent of the Committee or involuntarily other than "for cause," he may exercise all options which are exercisable on the date of such termination and during the three month period after his termination at any time or from time to time, but not later than 10 years after the date of grant of the option (five years in the case of a ten percent stockholder) or three months after termination of employment, whichever
date   is  earlier.   For  this  purpose,  termination  "for  cause"  means
termination of employment by reason of the optionee's commission of a felony, fraud, or willful misconduct which had resulted, or likely to result, in substantial and material damage to the Company or a subsidiary of the Company, all as the Committee in its sole discretion may determine.

      If an optionee's employment terminates voluntarily or involuntarily "for cause," all right to exercise his options terminate at the date of such termination of employment.

      Under certain circumstances, optionees may exercise their options prior to the stated exercise date. These circumstances include a period in which a tender offer which would result in a change of control of the Company is pending, a 30-day period following a change of control of the Company, and a 30-day period following a vote by Stockholders of the Company approving a dissolution or liquidation of the Company, a sale or other disposition of substantially all of its assets, or a merger or reorganization in which the Company would not survive as an independent publicly-held company.

      A change in control is defined in the Plan to mean the acquisition by any person, entity, or group (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission adopted thereunder) of Common Stock of the Company in a transaction or series of transactions that results in such person, entity, or group owning beneficially 50% or more of the outstanding Common Stock of the Company. A merger or consolidation of the Company with another corporation is not a "change of control,' however, if the Stockholders of the Company receive in such merger or consolidation shares of voting common stock in the resulting or surviving corporation that is registered under the Securities Exchange Act of 1934, as amended, and that is either listed for trading on a national securities exchange or is the subject of bid and asked quotations in an automated quotation system (such as NASDAQ) operated by a national securities association.

      All options under the Plan must be granted within 10 years after the date the Plan is adopted, or the date the Plan is approved by the Company's Stockholders, whichever is earlier. Prior to that date, the Board of Directors of the Company may suspend or discontinue the Plan and (except as described in the next sentence) the Board of Directors may, without
obtaining   Stockholder  approval,  amend  the  Plan   including,   without
limitation, amend the Plan in order for options granted under the Plan to qualify as "incentive stock options" under Section 433 of the Internal
Revenue  Code  or  to  conform  with changes  in  any  applicable  laws  or
regulations.   Stockholder approval is required for any proposed  amendment which would increase the number of shares reserved for options pursuant to the Plan, permit the grant of any option at an option price less than the price determined in accordance with the Plan, shorten the period provided for in the Plan which must elapse between the date of the grant of an option and the date on which any part of an option may be exercised by an optionee, or permit the granting of options which expire beyond the period provided for in the Plan. Without the written consent of an optionee, no amendment or suspension of the Plan may alter or impair any option previously granted to him under the Plan.

      It is intended that options granted under the Plan qualify as "incentive stock options" under the Internal Revenue Code. Section 422 of the Internal Revenue Code provides that recipients of incentive stock options do not realize any taxable income upon exercise of such options, provided no disposition of the stock so acquired is made within two years from the date of the granting of the option or within one year from the date of exercise of the option. Assuming compliance with these and other applicable Internal Revenue Code provisions, an optionee will realize a
capital  gain  or  loss  when he or she disposes of  the  shares.   If  the
optionee disposes of the shares before the expiration of the one-year and two-year waiting periods, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the difference between the option price and either the fair market value on the date the option is exercised or the disposition price, whichever is less. At the time of a disqualifying disposition, the Company would be entitled to an income tax deduction for the amount taxable to the optionee as ordinary income, such deduction being the only income tax deduction the Company will receive with respect to the operation of the Plan.

      At the close of business on June 6, 1996, the last sale price of the Company's Common Stock in the over-the-counter market, as quoted in the NASDAQ, as reported in The Wall Street Journal, was $2.38.

      The Board of Directors believes that the Plan will continue to be a valuable means of recruiting and retaining highly qualified employees and therefore unanimously recommends a vote FOR approval of the proposal to increase the aggregate number of shares for which options may be granted under the Plan. Unless indicated to the contrary, the enclosed proxy will be voted "FOR" this proposal.


                      INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of Deloitte & Touche LLP, Tampa, Florida is the Company's current principal auditor and accountant and was the Company's principal auditor and accountant for the year ended December 31, 1995. On October 28, 1994, the Company dismissed both Hausser + Taylor as its principal independent accountants and Arthur Andersen as its independent auditor of School Book Fairs Limited, the Company's U.K. subsidiary. The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

      The reports dated March 29, 1995 and March 27, 1996 of Deloitte & Touche LLP on the financial statements for the fiscal year ended December 31, 1994 and December 31, 1995, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; yet, the report dated March 25, 1995 included an explanatory paragraph referring to a potential income tax assessment by the IRS.

      In connection with its audit through October 28, 1994, there were no disagreements with Hausser + Taylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hausser + Taylor would have caused them to make reference thereto in their report on the financial statements for such year.

      In connection with its audit through October 28, 1994, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report on the financial statements for such years.

     Management expects that a representative of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders. The Deloitte & Touche LLP representative will be afforded an opportunity to make a statement at the meeting if desired and is expected to be available to respond to appropriate questions.


                               ANNUAL REPORT

     The 1995 Annual Report, which includes financial statements was mailed to each Stockholder receiving this Proxy Statement.

      The Company will provide, without charge, to any person receiving a copy of this Proxy Statement, upon written or oral request of such person, by first class a copy of the Company's Annual Report on Form 10-K for the year 1995, including the financial statements and the financial statement schedules thereto. Such requests should be addressed to S. Robert Davis, Chairman, Pages, Inc., 801 94th Avenue North, St. Petersburg, Florida 33702.


                           OTHER PROPOSED ACTION

      The Board of Directors does not intend to bring any other matters before the meeting nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.


                   STOCKHOLDER PROPOSALS AND SUBMISSION

      If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall be presented to the Company's management prior to February 7, 1997.

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                   By Order of the Board of Directors


                                   /s/ Charles R. Davis, Secretary
                                   -------------------------------
                                   Charles R.  Davis, Secretary



Dated:  June 7, 1996

    PAGES, INC. * 801 94th Avenue North * St. Petersburg, Florida 33702

                 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD JULY 23, 1996
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints S. Robert Davis and Charles R. Davis, and each of them, proxies, with full power of substitution in each of them, in the name, place, and stead of the undersigned, to vote at the Annual Meeting of Stockholders of PAGES, INC. on July 23, 1996, at 2:00 P.M., Eastern
Standard Time, or at any adjournment thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.  Election of Directors:

[ ] For all nominees listed below (except as marked to the contrary below) [ ] Withhold Authority to vote for all nominees listed below

                    S. Robert Davis, Charles R. Davis,
                Juan F. Sotos, M.D., and Robert J. Tierney

       (Instruction:  To withhold authority to vote for any nominee, write that nominee's name in the space below.
                  Do not mark "Withhold Authority" above
    unless you intend to withhold authority to vote for all nominees.)



2. Approval to increase the aggregate number of shares for which options may be granted under the Company's 1993 Incentive Stock Option Plan from 187,500 to 537,500 shares.

       [  ]  FOR               [  ] AGAINST                 [  ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

This proxy will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted FOR the election of directors as set forth in the Proxy Statement and FOR Item 2 above.

      [                           ]            Dated: __________________, 1996

                                               _______________________________

                                               Signature

      [                           ]            _______________________________

                                               Signature if held jointly

                            FIRST AMENDMENT TO

                                PAGES, INC.

                     1993 INCENTIVE STOCK OPTION PLAN


      Pursuant  to  the authority granted to the Board of  Directors  under
Section 7 of the Pages, Inc. 1993 Incentive Stock Option Plan (the "Plan") the Plan is hereby amended by direction of the Board of Directors of the Company as follows:

      1. Paragraph 5(b)(ii)(A) is amended to read in its entirety as follows:

       "If an optionee shall die (i) while an employee of the Corporation or a Subsidiary Corporation, or (ii) within three months after termination of his employment with the Corporation or a Subsidiary Corporation because of his disability, all options which are exercisable at the time of his death and during the three month period after his death, may be exercised by the person or persons to whom the optionee's right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, but not later than the expiration date specified in Section 5(a) or three months after the optionee's death, whichever date is earlier. All other options shall terminate."

      2. Paragraph 5(b)(ii)(B) is amended to read in its entirety as follows:

       "If an optionee's employment by the Corporation or a Subsidiary Corporation shall terminate because of his disability and such optionee remains living for at least three months following termination, he may exercise all options which are exercisable on the date of termination and during the three month period after his termination at any time or from time to time, but not later than the expiration date specified in Section 5(a) or three months after termination of employment, whichever date is earlier. All other options shall terminate."

      3. Paragraph 5(b)(ii)(C) is amended to read in its entirety as follows:

       "If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans, if any, or with the consent of the committee or involuntarily other than "for cause," he may exercise all options which are exercisable on the date of such termination and during the three month period after this termination at any time or from time to time, but not later than the expiration date specified in Section 5(a) or three months after termination of employment, whichever date is earlier. For this purpose, termination "for cause" shall mean termination of employment by reason of the optionee's commission of a felony, fraud, or willful misconduct which had resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary Corporation, all as the Committee, in its sole discretion, may determine."

                           PAGES, INC.
                1993 INCENTIVE STOCK OPTION PLAN
                    as amended May 6, 1996


     1.     Purpose.    The purpose of the Pages, Inc. Incentive Stock Option
Plan (the "Plan") is to provide a means by which Pages, Inc. (the "Corporation"), through the grant of stock options to eligible employees, may attract and retain able employees and motivate such employees to exert their best efforts on behalf of the Corporation and any subsidiary corporation of the Corporation. For the purposes of the Plan, the term "Subsidiary Corporation" means a subsidiary corporation as defined by Section 425(f) of the
Internal Revenue Code of 1986, as amended (the  "Code").   It is intended that
the options issued under the Plan will qualify as incentive stock options under
Section 422 of the Code.

     2.     Shares Subject to the Plan.   Subject to the provisions of Section
5(g) of the Plan, 150,000 shares of the common stock of the Corporation shall
be reserved and may be optioned under the Plan.   The reserved shares may be
authorized and unissued shares or treasury shares of the Corporation or any combination of both as determined by the Board of Directors of the Corporation. If an option granted under the Plan ceases to be exercisable in whole or in part, the shares representing such option shall be available under the Plan for the grant of options in the future.

     3.      Administration   of   the   Plan.    The   Plan    shall    be
administered   by   a  Committee  of  the  Board  of   Directors   of   the
Corporation   (the   "Committee"),  which  Committee   shall   consist   of
not   less  than  two  directors  of  the  Corporation.   Members  of   the
Committee   shall  be  appointed  by  and  shall  serve  at  the   pleasure
of   the  Board  of  Directors  of  the  Corporation.   Any  vacancies   in the
membership  of  the  Committee  shall  be  filled  by  an  appointment
by  the  Board  of  Directors  of  the Corporation.   Each  member  of  the
Committee  shall  be  a  disinterested  person  as  that  term  is  defined
in   Rule  16b-3  under  the  Securities  Exchange  Act  of  1934  or   any
successor rule or regulation.

     The   Committee   shall   keep   minutes   of   its   meetings.    All
actions   of   the  Committee  shall  be  taken  by  a  majority   of   its
members. Any act approved in writing by a majority of the Committee members shall be fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

     Subject   to  and  not  inconsistent  with  the  provisions   of   the
Plan, the Committee shall have complete authority in its discretion to interpret all provisions of the Plan consistently with the law, to prescribe the form of the instrument evidencing any option granted under the Plan, to adopt, amend, and rescind general and special rules and regulations for the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

     4.      Eligibility   and   Grant   of   Options   Under   the   Plan.
Options may be granted at such times, in such amounts, and, to the extent not inconsistent with the Plan, on such terms as the Committee shall determine subject to the following:

            (a)    Eligibility.    Options   may   be   granted   to   such
employees,    including    officers   and   directors    who    are    also
employees,  of  the  Corporation  or  of  a  Subsidiary  Corporation   that
the  Committee  deems  to  be  key  employees  who,  in  the  judgment   of
the Committee, are considered important to the future of the Corporation or a Subsidiary Corporation.

             (b)    Ten   Percent   Shareholders.    No   option   may   be
granted   to  any  such  eligible  employee  who  at  the  time   of   such
grant   owns  stock  possessing  more  than  10%  of  the  total   combined
voting  power  of  aft  classes  of stock of  the  Corporation  or  of  any
Subsidiary   Corporation   (a  "  10  Percent   Shareholder")   unless   at the
time such option is granted the option price is at least 110 % of the fair market value of the stock and such option by its
terms   is  not  exercisable  after  the  expiation  of  five  years  after the date such option is granted.

            (c)    Limitations.  The  aggregate  fair   market   value   of
the   stock,   determined  at  the  time  an  option  for  the   stock   is
granted,  for  which  options  are  exercisable  for  the  first  time   by
an optionee during any calendar year, under all the incentive stock option plans of the Corporation and of any Subsidiary Corporation, may not exceed $100,000. All options under the Plan shall be granted within 10 years after the date the Plan is adopted, or the date the Plan is approved by the Corporation's shareholders, whichever is earlier.

     5. Terms and Conditions of Options Granted Under the Plan. Each option granted under the Plan shall be evidenced by an agreement, in a form determined by the Committee, which agreement sham set forth, among other things, the number of shares of the Corporation's common stock subject to the option and the price to be paid upon exercise of the option. Such agreement shall be subject to the following express terms and conditions, and such other terms and conditions as the Committee may deem appropriate:

             (a)     Option   Period.    Each   option   agreement    shall
specify  the  period  for  which  the  option  thereunder  is  granted  and
sham   provide  that  the  option  shall  expire  at  the   end   of   such
period.    The  period  during  which  an  option  may  be  exercised   may not
exceed 10 years from the date of the grant of the option or five years in the case of a 10 Percent Shareholder.

          (b)  Exercise of Option.

                 (i)    By   an   Optionee  During  Continuous  Employment.  An
optionee  may  not  exercise  any  part  of  an  option  granted  under
the    Plan    unless   the   optionee   has   been   in   the   continuous
employment   of   the  Corporation  or  of  a  Subsidiary  Corporation   at all
times  from  the  date  of the grant of  the  option  until  the  date
three   months  prior  to  the  date  of  exercise,  except   as   provided
below.    Such   employment  must  be  at  least   one   year   before   an
option   can   be  exercised.   The  Committee  may  prescribe   a   longer
time   period   before  an  option  may  be  exercised  by   an   optionee.
The   option  agreement  may  provide  for  exercise  in  installments   of the
option granted.

                 (ii) Exercise in the Event of Death or Termination of Employment.

                      (A)    If  an  optionee  shall  die  (i)   while   an
employee of the Corporation or a Subsidiary Corporation, or (ii) within three months after termination of his employment with the Corporation or a Subsidiary Corporation because of his disability, all options which are exercisable at the time of his
death   and  during  the  three  month  period  after  his  death  may   be
exercised   by  the  person  or  persons  to  whom  the  optionee's   right
under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any
time,   or   from  time  to  time,  but  not  later  than  the   expiration
date specified in Section 5(a) or three months after the optionee's death, whichever date is earlier. All other options shall terminate.

                       (B)    If   an   optionee's   employment   by    the
Corporation or a Subsidiary Corporation shall terminate because of his disability and such optionee remains living for at least three months following such termination, he may exercise all options which are exercisable on the date of termination and during the three month period after his termination at any time or from time to time, but not later than the expiration date specified in Section 5(a) or three months after termination of employment, whichever date is earlier. All other options shall terminate.

                       (C) If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans, if any, or with the consent of the committee or involuntarily other than "for cause," he may exercise all options which are exercisable on the date of such termination and during the three month period after this termination at any time or from time to time, but not later than the expiration date specified in Section
5(a) or three months after termination of employment, whichever date is earlier. For this purpose, termination "for cause" shall mean termination of employment by reason of the optionee's commission of a felony, fraud, or willful misconduct which had resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary Corporation, all as the Committee, in its sole discretion, may determine.

                       (D) If an optionee's employment shall terminate voluntarily or involuntarily "for cause," all right to exercise his options shall terminate at the date of such termination of employment.

                 (iii)       Exercise  in  the  Event  of   a   Change   in
Control or Other Events. Optionees may exercise their options prior to the stated exercise date (A) during a period in which a tender offer is pending which would result in a Change of Control, as defined below, of the Company, (B) during a 30-day
period   following  a  Change  of  Control,  and  (C)   during   a   30-day
period following (i) a vote by shareholders of the Company approving a dissolution or liquidation of the Company, (ii) a sale or other disposition by the Company of all or substantially all of its assets, or (iii) a merger or reorganization in which
the   Company   would   not   survive  as  an   independent   publicly-held
company.

                      For   purposes  of  this  Paragraph  5(b)(iii),   the
term   "Change   of   Control"   shall  mean   the   acquisition   by   any
person, entity, or group (a such term is defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations of the securities and Exchange Commission adopted
thereunder)   of  common  stock  of  the  Corporation  in   a   transaction
or   series  of  transactions  that  result  in  such  person,  entity,  or group owning beneficially 50% or more of the outstanding common stock of the Corporation. Provided, however, a merger or consolidation of the Corporation with another corporation is not a Change of Control if the shareholders of the Corporation receive in such merger or consolidation shares of voting common stock in the resulting or surviving corporation that is registered under the Securities Exchange Act of 1934, as amended, and that is either listed for trading on a national securities exchange or is the subject of bid and asked quotations in an automated quotation system (such as NASDAQ) operated by a national securities association.

               (c) Option Price. The option price per share shall be determined by the Committee at the time an option is granted and shall be not less than 100% of the fair market value (110 % in the case of a 10 Percent Shareholder) of a share of the
common   stock   of  the  Corporation  on  the  date  of   the   grant   as
determined in good faith by the Committee. Fair market value at the time of payment shall be determined without regard to any restriction other than a restriction that, by its terms, will never lapse.

               (d)     Payment    of   Purchase   Price   upon    Exercise.
Each   option  shall  provide  that  the  purchase  price  of  the   shares
for   which   an   option  may  be  exercised  shall   be   paid   to   the
Corporation at the time of exercise either in cash or with stock of the Corporation held by the optionee for more than six months and having a fair market value equal to the purchase price.

               (e) Nontransferability. No option granted under the Plan shall be transferable other than by a will of an optionee or by the laws of descent and distribution. During his lifetime, an option shall be exercisable only by an optionee or by the optionee's attorney-in-fact or conservator, unless such exercise by the attorney-in-fact or conservator of the optionee
would   disqualify   the  option  as  an  incentive  stock   option   under
Section 422 of the Code.

(f)    Investment  Representation.   The  shares  of  stock  to  be  issued
upon the exercise of all or any portion of any option granted under the Plan shall be issued on the condition that the optionee represents  that  the  purchase  of  stock  upon  such  exercise  shall  be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating, or otherwise disposing of any such stock under the circumstances which would constitute a public offering or distribution under the Securities Act of 1933 or the securities
laws  of  any  state.   No  shares  of  stock  shall  be  issued  upon  the
exercise of any option unless the Corporation shall have received from the optionee a written statement satisfactory to legal counsel for the Corporation containing the above representations, granting a right of first refusal of the Corporation to purchase such shares in the event of a proposed transfer or disposition of such shares, stating that certificates representing such shares may bear a legend restricting their transfer, and stating that the Corporation's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend. Such representation and restrictions provided for herein shall not be required if (1) an effective registration statement for such shares under the Securities Act of 1933 and any
applicable   state   laws   has  been  filed  with   the   Securities   and
Exchange Commission and with the appropriate agency or commission of any state whose laws apply to the transaction, or (2) an opinion of counsel satisfactory to the Corporation has been delivered to the Corporation to the effect that registration is
not   required   under   the  Securities  Act  of   1933   or   under   the
applicable   securities   laws   of  any   state.    In   the   event   the
Corporation  proposes  to  register  any  of  its  securities   under   the
Securities   Act   of  1933  or  any  applicable  state  laws,   it   shall
notify each optionee who shall have purchased shares of stock upon the exercise of all or of any portion of any option granted under the Plan, and if such optionee desires of registering any of such shares of stock held by him, he shall notify the
Corporation within 30 days after receiving such notice and shall thereafter be entitled to have the Corporation include such shares in such registration upon payment by him to the Corporation of his pro rata share of the cost of such registration.

               (g)     Adjustments   in   Event   of   Change   in   Common
Stock.    Notwithstanding  any  other  provision  of  the  Plan,   in   the
event   after   the  Effective  Date  of  any  change  in  the  outstanding
common   stock  of  the  Corporation  by  reason  of  any  stock  dividend,
recapitalization,    reorganization,    merger,    consolidation,    split-
up,   combination,   or   exchange   of   shares,   rights   offering    to
purchase   the   common   stock  at  a  price  substantially   below   fair
market   value,   or   of   any  similar  change   affecting   the   common
stock,   the   number   and  kind  of  shares  which  thereafter   may   be
optioned   and   sold  under  the  Plan  and  the  number   and   kind   of
shares   which  thereafter  may  be  optioned  and  sold  under  the   Plan
and   the   number   and   kind   of   shares   subject   to   option    in
outstanding   option   agreements  and  the  purchase   price   per   share
thereof   shall   be   appropriately   adjusted   consistent   with    such
change   in   such   manner  as  the  Committee  may  deem   equitable   to
prevent   substantial  dilution  or  enlargement  of  the  rights   granted to,
or available for, an optionee under the Plan.

               (h) No Rights as a Shareholder. No optionee shall have any rights as a shareholder with respect to any shares subject to his option prior to the date of issuance to him of a certificate or certificates for such shares.

               (i)    No   Rights  to  Continued  Employment.    The   Plan
and   any  option  granted  under  the  Plan  shall  neither  confer   upon
any optionee any right with respect to continuance of employment by the Corporation or by any subsidiary of the Corporation, nor shall it interfere in any way with the right of his employer to terminate his employment at any time.

     6. Compliance with Other Laws and Regulations. The Plan, the grant and exercise of options under the Plan, and the obligation of the Corporation to sell and deliver shares under such options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The
Corporation shall not be required to issue or deliver any certificates for shares of common stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

7.     Amendment  and  Discontinuance.   The  Board  of  Directors  of  the
Corporation may amend (including, without limitation, amend the Plan in order for options granted under the Plan to qualify as "Incentive Stock Options" under Section 422 of the Code or to conform with changes in any applicable laws or regulations), suspend, or discontinue the Plan; provided, however, that, subject to the provisions of Section 5(g), no action of the Board of Directors of the Corporation or of the Committee may without shareholder approval (a) increase the number of shares reserved for options pursuant to Section 2, (b) permit the grant. of any option at an option price less than the price determined in accordance with Section 5(c), (c) shorten the period provided for in Section 5(b)(i) which must elapse between the date of the grant of an option and the date on which any part of an option may be exercised by an optionee, or (d) permit the granting of options which expire beyond the period provided for in Section 5(a). Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan.

     8.     Effective  Date.   The  effective  date  of  the   Plan   shall be
June  28,  1993,  subject  to  the  approval  by  shareholders  of  the
Corporation   holding   not   less  than   a   majority   of   the   shares
present,  or  represented,  and  entitled  to  vote  at  the  1993   Annual
Meeting   of   Shareholders.   Notwithstanding  the   foregoing,   if   the
Plan is approved by the Board of Directors prior to such meeting, options may be granted by the Committee as provided by the terns of the Plan subject to such subsequent shareholder approval.

     9.     Name   of   the  Plan.   The  Plan  shall  be  known   as   the
Pages, Inc. 1993 Incentive Stock Option Plan.

     10.    Effect  of  the  Plan  on  Other  Stock  Plans.   The  adoption
of   the  Plan  shall  have  no  effect  on  awards  made  or  to  be  made
pursuant    to    other   stock   plans   covering   employees    of    the
Corporation,   a   Subsidiary  Corporation,  a   Parent   corporation,   or any
predecessors or successors thereto.

                     SUMMARY OF OPTION GRANT


Name of Optionee:
                 -----------------------------------------
Date of Grant:
                 -----------------------------------------
Date of Expiration:
                 -----------------------------------------
Number of Shares Subject to Stock Options:
                                          ----------------
Option Price Per Share:            $
                                    ----------------------
Additional Comments:



                                    ----------------------

                                    Date:
                                          ----------------

                          EXHIBIT 3(c)


Secretary
Pages, Inc.

Re:  Notice of Exercise of Incentive Stock Option
     --------------------------------------------


Dear Sir:

       The undersigned elects to exercise an incentive stock option to purchase ______ shares of Common Stock of Pages, Inc. under and pursuant to the Pages, Inc. 1993 Incentive Stock Option Plan and the Stock Option Grant and Agreement dated the ____ day of 19__. I have read, understood, and agreed to the terms, conditions, and provisions of both the above-named Plan and the Stock Option Grant and Agreement.

       Enclosed   is  my  check  in  the  amount  of  $_______________   in
payment of the purchase price.

     The name or names to be on the stock certificate or certificates and the address and social security number of such person or persons are as follows:

               Name:
                    ------------------------------------------
               Address:
                       ---------------------------------------
               Social Security Number:
                                      ------------------------

                           Sincerely,






Special Instructions: